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                                                              EXECUTION COPY

                        REGISTRATION RIGHTS AGREEMENT

                           Dated as of May 27, 1998

                                 relating to

                Up to $86,250,000 Aggregate Principal Amount
                    of 4.75% Convertible Subordinated
                              Notes due 2003

                                  among

                             Getty Images, Inc.

                                    and

                        BT Alex. Brown Incorporated,
                       BancAmerica Robertson Stephens,
           Donaldson Lufkin & Jenrette Securities Corporation and
                         Hambrecht & Quist LLC

          This Registration Rights Agreement (the "Agreement") is made and entered into as of May 27, 1998 among Getty Images Inc., a Delaware corporation (the "Company"), BT Alex. Brown Incorporated BancAmerica Robertson Stephens, Donaldson, Lufkin & Jenrette Securities Corporation and Hambrecht & Quist LLC (the "Initial Purchasers"), who have purchased $75,000,000 aggregate principal amount ($86,250,000 aggregate principal amount if the over-allotment option is exercised in full) of 4.75% Convertible Subordinated Notes due 2003 (the "Notes") of the Company pursuant to the Purchase Agreement (as defined below).

          This Agreement is made pursuant to a Purchase Agreement, dated May 20, 1998 (the "Purchase Agreement"), among the Company and the Initial Purchasers. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to closing under the Purchase Agreement. All defined terms used but not defined herein shall have the meanings ascribed to them in the Indenture (as defined herein).

          The parties hereby agree as follows:


SECTION 1.  DEFINITIONS

          As used in this Agreement, the following capitalized terms shall have the following meanings:

          ACT:  The Securities Act of 1933, as amended.


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          CLOSING DATE:  The last date of original issuance of the Notes.

          COMMISSION:  The Securities and Exchange Commission.

          COMMON STOCK: The voting Common Stock, par value $0.01 per share, of the Company.

          DAMAGES PAYMENT DATE: With respect to the Notes or the Common Stock, as applicable, each Interest Payment Date as defined in the Indenture.

          EFFECTIVENESS TARGET DATE:  As defined in Section 4 hereof.

          EXCHANGE ACT:  The Securities Exchange Act of 1934, as amended.

          EXEMPT RESALES: The transactions in which the Initial Purchasers propose to sell the Notes inside the United States to (i) certain "qualified institutional buyers" (as such term is defined in Rule 144A under the Act) and
(ii) certain institutional "accredited investors," as defined in Rule 501 of Regulation D under the Act.

          HOLDERS:  As defined in Section 2(b) hereof.

          INDENTURE: The Indenture, dated as of May 27, 1998, between the Company and The Bank of New York, as trustee (the "Trustee"), pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

          INTEREST PAYMENT DATE:  As defined in the Indenture.

          LIQUIDATED DAMAGES: As defined in Section 4 hereof.

          NASD:  National Association of Securities Dealers, Inc.

          OFFERING MEMORANDUM: The Offering Memorandum, dated May 20, 1998, and all amendments and supplements thereto, relating to the Notes and prepared by the Company pursuant to the Purchase Agreement.

          PERSON: An individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

          PRELIMINARY PROSPECTUS:  As defined in Section 3(f) hereof.

          PROSPECTUS: The prospectus included in the Shelf Registration Statement (as defined herein), as amended or supplemented by any Prospectus Supplement with respect to the terms of the offering of any portion of the Transfer Restricted Securities (as defined herein) covered by the Shelf Registration Statement and by all other amendments and supplements to the Prospectus, including post-effective amendments, and all material which may be incorporated by reference into such Prospectus.

          PROSPECTUS SUPPLEMENT:  As defined in Section 5(b) hereof.


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          RECORD HOLDER:  (i) With respect to any Damages Payment Date relating to the Notes each Person who is registered on the books of the Registrar as the holder of Notes at the close of business on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur and (ii) with respect to any Damages Payment Date relating to the Common Stock, each Person who is a holder of record of such Common Stock at the close of business fifteen (15) days prior to the Damages Payment Date.

          SHELF REGISTRATION STATEMENT:  As defined in Section 3(a) hereof.

          TIA: The Trust Indenture Act of 1939, as amended (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

          TRANSFER RESTRICTED SECURITIES: Each Note and share of Common Stock of the Company issuable upon conversion of a Note, until each such Note or share (i) has been effectively registered under the Act and disposed of in accordance with the Shelf Registration Statement covering it, (ii) is distributed to the public pursuant to Rule 144 under the Act, (iii) may be sold or transferred pursuant to Rule 144(k) (or any similar provisions then in force) under the Act or otherwise or (iv) has otherwise been transferred and a new Note or share of Common Stock not subject to transfer restrictions under the Act has been delivered by or on behalf of the Company in accordance with Section 2 of the Indenture.

          UNDERWRITER: Any Underwriter, placement agent, selling broker, dealer manager, qualified independent Underwriter or similar securities industry professional.

          UNDERWRITTEN REGISTRATION OR UNDERWRITTEN OFFERING: An offering in which securities of the Company are sold to an Underwriter or with the assistance of such Underwriter for reoffering to the public on a firm commitment or best efforts basis.

SECTION 2.  SECURITIES SUBJECT TO THIS AGREEMENT

          (a) TRANSFER RESTRICTED SECURITIES. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

          (b) HOLDERS OF TRANSFER RESTRICTED SECURITIES. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person is the registered owner of Transfer Restricted Securities.

SECTION 3.  SHELF REGISTRATION

          (a) The Company shall cause to be filed with the Commission, on or prior to 90 days after the Closing Date a shelf registration statement pursuant to Rule 415 under the Act (as amended or supplemented, and including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein, the "Shelf Registration Statement") on Form S-1 or Form S-3 if the use of such form is then available, to cover resales of Transfer Restricted Securities by the Holders thereof who satisfy certain conditions relating to the provision of information in connection with the Shelf Registration Statement. The Holders of such Transfer Restricted Securities shall have provided the representations required pursuant to
Section 3(f) hereof. The Company shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or prior to 180 days after the Closing Date. The

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Company shall use its reasonable best efforts to keep such Shelf Registration
Statement continuously effective for a period ending two years following the Closing Date or such shorter period that will terminate when each of the Transfer Restricted Securities covered by the Shelf Registration Statement shall cease to be a Transfer Restricted Security. The Company further agrees to use its reasonable best efforts to prevent the happening of any event that would cause the Shelf Registration Statement to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to be not effective and usable for resale of the Transfer Restricted Securities during the period that such Shelf Registration Statement is required to be effective and usable.

          Upon the occurrence of any event that would cause the Shelf Registration Statement (i) to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) to be not effective and usable for resale of Transfer Restricted Securities during the period that such Shelf Registration Statement is required to be effective and usable, the Company shall as promptly as reasonably practicable file an amendment to the Shelf Registration Statement, in the case of clause (i), correcting any such misstatement or omission and in the case of either clause (i) or (ii), use its reasonable best efforts to cause such amendment to be declared effective and such Shelf Registration Statement to become usable as soon as reasonably practicable thereafter.

          (b) None of the Company nor any of its security holders (other than the Holders of Transfer Restricted Securities in such capacity) shall have the right to include any of the Company's securities in the Shelf Registration Statement.

          (c) If (i) only Notes are to be registered in the Shelf Registration Statement and the Holders of a majority in aggregate principal amount of the Notes to be registered in the Shelf Registration Statement so elect, or (ii) any shares of Common Stock issued upon conversion of Notes are to be included in the Shelf Registration Statement and the Holders of a majority of the shares of Common Stock to be registered in the Shelf Registration Statement so elect, an offering of Transfer Restricted Securities pursuant to the Shelf Registration Statement may by effected in the form of an Underwritten Offering. In such event, and if the Underwriter advises the Company and the Holders of such Transfer Restricted Securities in writing that in their opinion the amount of Transfer Restricted Securities proposed to be sold in such offering exceeds the amount of Transfer Restricted Securities which can be sold in such offering, there shall be included in such Underwritten Offering the amount of such Transfer Restricted Securities which in the opinion of such Underwriters can be sold, and such amount or number of shares shall be allocated pro rata among the Holders of such Transfer Restricted Securities on the basis of the principal amount or number of shares of Transfer Restricted Securities requested to be included by such Holders. The Holders of the Transfer Restricted Securities to be registered shall pay all underwriting discounts and commissions of such Underwriters.
The Company shall not be obligated to effect such Underwritten Offering unless at least 40% of the outstanding Transfer Restricted Securities are included in such Underwritten Offering. The Company shall not be obligated to effect more than one such Underwritten Offering.


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          (d)  If any of the Transfer Restricted Securities covered by the Shelf
Registration Statement are to be sold in an Underwritten Offering, the Underwriter(s) that will administer the offering will be selected by the Holders of a majority of the aggregate principal amount of Notes included in the Shelf Registration Statement and/or the Holders of a majority of shares of Common
Stock included in the Shelf Registration Statement and issued upon conversion of the Notes; PROVIDED, HOWEVER, that such Underwriter(s) shall be reasonably satisfactory to the Company.

          (e) Each Holder whose Transfer Restricted Securities are covered by a Shelf Registration Statement filed pursuant to this Section 3 agrees, upon the request of the Underwriter(s) in any Underwritten Offering, not to effect any public sale or distribution of securities of the Company of the same class as the securities included in such Shelf Registration Statement, including a sale pursuant to Rule 144 under the Act (except as part of such registration), during the 10-day period prior to, and during the 90-day period beginning on, the closing date of any such Underwritten Offering made pursuant to such Shelf Registration Statement, to the extent timely notified in writing by such Underwriter(s).

          The foregoing provisions of this Section 3(e) shall not apply to any Holder of Transfer Restricted Securities if such Holder is prevented by applicable statute or regulation from entering into any such agreement; PROVIDED, HOWEVER, that any such Holder shall undertake, in its request to participate in any such Underwritten Offering, not to effect any public sale or distribution of any of its Transfer Restricted Securities commencing on the date of sale of such Transfer Restricted Securities unless it has provided 90 days' prior written notice of such sale or distribution to the Underwriter(s).

          (f) No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless such Holder furnishes to the Company in writing, within 10 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus (a "Preliminary Prospectus") included therein.

SECTION 4.  LIQUIDATED DAMAGES

          If (i) the Shelf Registration Statement is not filed with the Commission on or prior to 90 days after the Closing Date, (ii) the Shelf Registration Statement has not been declared effective by the Commissioner within 180 days after the Closing Date (the "Effectiveness Target Date"), or
(iii) the Shelf Registration Statement is filed and declared effective but shall thereafter cease to be effective or useable for resale without being succeeded immediately by any additional Shelf Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iii), a "Registration Default"), the Company will pay liquidated damages ("Liquidated Damages") to each Holder of Transfer Restricted Securities who has complied with such Holder's obligations under this Agreement, during the first 90-day period immediately following the occurrence of such Registration Default in an amount equal to one-quarter of one percent (25 basis points) per annum per $1000 principal amount of Notes or $2.50 per annum per 35.078 shares of Common Stock (subject to adjustment in the event of stock splits, stock recombinations, stock dividends and the like) constituting Transfer Restricted Securities held by such


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Holder and 50 basis points per annum per $1,000 principal amount of Notes or
$5.00 per annum per 35.078 shares of Common Stock (subject to adjustment as set forth above) constituting Transfer Restricted Securities for any additional days during which a Registration Default has occurred and is continuing. All accrued Liquidated Damages shall be paid to Record Holders by the Company on each Damages Payment Date in the same manner as the Company makes interest payments on the Notes in accordance with Section 2.1 of the Indenture. Following the cure of all Registration Defaults, Liquidated Damages will cease to accrue with respect to such Registration Default. No Liquidated Damages shall be payable with respect to any week commencing two years or more after the Closing Date. In addition, no Liquidated Damages will be payable with respect to a Registration Default of the type referred to in clause (iii) above if such Registration Default results from the Company exercising its rights in compliance with Section 5(k) of this Agreement, but only during the time periods specified in the second proviso of such Section 5(k). The Liquidated Damages set forth in this Section 4 shall be the exclusive remedy for money damages available to the Holders of Transfer Restricted Securities for any Registration Default.

          All of the Company's obligations set forth in the preceding paragraph which are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

SECTION 5.  REGISTRATION PROCEDURES

          In connection with the Shelf Registration Statement, the Company will use its reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution or disposition thereof and pursuant thereto the Company will:

          (a) prepare and file with the Commission a Shelf Registration Statement relating to the registration on Form S-1, or Form S-3 if the use of such form is then available, for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements required to be included or incorporated by reference therein; cooperate and assist in any filings required to be made with the NASD and use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission and approved by such governmental agencies or authorities as may be necessary to enable the selling Holders to consummate the disposition of such Transfer Restricted Securities on or prior to 180 days after the Closing Date; PROVIDED, HOWEVER, that before filing a Shelf Registration Statement or any Prospectus, or any amendments or supplements thereto, the Company will furnish to the selling Holders and the Underwriter(s), if any, copies of all such documents proposed to be filed (except that the Company shall not be required to furnish to a Holder any exhibits to such documents, including those incorporated by reference, unless so requested by a Holder in writing), and the Company will not file any Shelf Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which (i) the Underwriter(s), if any, shall reasonably object or (ii) if there are no Underwriters and if (A) only Notes are to be registered in the Shelf Registration Statement and the Holders of a majority in aggregate principal amount of the Notes registered in the Shelf Registration Statement shall reasonably object, or (B) any shares of Common Stock



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issued upon conversion of the Notes are included in the Shelf Registration
Statement and the Holders of a majority of the shares of Common Stock so registered in the Shelf Registration Statement shall reasonably object, in each such case within five business days after the receipt thereof. A Holder or Underwriter, if any, shall be deemed to have reasonably objected to such filing if the Shelf Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading which misstatement or omission is specifically identified to the Company in writing within such five business days;

          (b) prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective for the applicable period set forth in Section 3(a) hereof, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Shelf Registration Statement have been sold; cause the Prospectus to be supplemented by any required supplement thereto (a "Prospectus Supplement"), and as so supplemented to be filed pursuant to Rule 424 under the Act and to comply fully with the applicable provisions of Rules 424 and 430A under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Shelf Registration Statement, Prospectus or Prospectus Supplement;

          (c) if requested by the Holders of Transfer Restricted Securities, or if the Transfer Restricted Securities are being sold in an Underwritten Offering, the Underwriter(s) of such Underwritten Offering, promptly incorporate in the Prospectus, any Prospectus Supplement or post-effective amendment to the Shelf Registration Statement such information as the Underwriters and/or the Holders of Transfer Restricted Securities being sold reasonably agree should be included therein relating to the plan of distribution of the Transfer Restricted Securities, including, without limitation, information with respect to the principal amount of Transfer Restricted Securities being sold to such Underwriter(s), the purchase price being paid therefor and any other terms with respect to the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus Prospectus Supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus, Prospectus Supplement or post-effective amendment;

          (d) advise the Underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (i) when the Prospectus or any Prospectus Supplement or post-effective amendment to the Shelf Registration Statement has been filed, and with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the Commission for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and


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(iv) of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Shelf Registration Statement or the Prospectus untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement or the Prospectus in order to make the statements therein not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made). If at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use their reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

          (e) promptly following the filing of any document that is to be incorporated by reference into the Shelf Registration Statement or the Prospectus subsequent to the initial filing of the Shelf Registration Statement, provide copies of such document (excluding exhibits, unless requested by a Holder in writing) to the Holders;

          (f) furnish, upon request, to each selling Holder and each of the Underwriter(s), if any, without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (excluding exhibits to documents incorporated by reference therein unless requested by such Holder);

          (g) deliver to each selling Holder and each of the Underwriter(s), if any, without charge, as many copies of any Preliminary Prospectus and the Prospectus and any amendments or supplements thereto as such Persons may reasonably request; the Company consents (except during the continuance of any event described in Section 5(d)(iv) above) to the use of any Preliminary Prospectus and the Prospectus and any amendments or supplements thereto by each of the selling Holders and each of the Underwriter(s), if any, in connection with the public offering and the sale of the Transfer Restricted Securities covered by any Preliminary Prospectus and the Prospectus or any amendments or supplements thereto;

          (h) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the Underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or Underwriter(s) may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdiction of the Transfer Restricted Securities covered by the Shelf Registration Statement; PROVIDED, HOWEVER, that the Company shall not be required (i) to register or qualify as a foreign corporation where it is not now so qualified, (ii) to take any action that would subject it to the service of process in suits, other than as to matters and transactions relating to the Shelf Registration Statement, in any jurisdiction where it is not now so subject, or (iii) to take any action that would subject it to taxation in any jurisdiction in an amount greater than it would be so subject without having taken such action;

          (i) cooperate with the selling Holders and the Underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer



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Restricted Securities to be sold and not bearing any restrictive legends; and
enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the Underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Securities;

          (j) use its reasonable best efforts to cause the Transfer Restricted Securities covered by the Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the Underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (h) above;

          (k) if any fact or event contemplated by clause (d)(v) above shall exist or have occurred, prepare a post- effective amendment or supplement to the Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that if the Company determines based upon the advice of counsel that it is advisable to disclose in the Shelf Registration Statement a financing, acquisition or other corporate transaction or other material event affecting the Company or its securities, and the Board of Directors of the Company (or an executive officer of the Company duly authorized for such purpose) shall have determined in good faith that such disclosure would not be in the best interests of the Company and its stockholders, the Company shall not be required to prepare and file such amendment, supplement or document for such period as the Board of Directors of the Company shall have determined in good faith is in the best interests of the Company and its stockholder; PROVIDED THAT, the Company will be obligated to pay Liquidated Damages in accordance with the provisions of Section 4 of this Agreement if such period exceeds (i) 90 days in any given two-year period or (ii) 45 consecutive days.

          (l) provide a CUSIP number for all Transfer Restricted Securities that are Notes not later than the effective date of the Shelf Registration Statement and provide the Trustee under the Indenture and/or the transfer agent for the Common Stock with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depository Trust Company;

          (m) in connection with an Underwritten Offering, enter into such customary agreements (including an underwriting agreement) and take all such other actions in connection therewith as may reasonably be required in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to the Shelf Registration Agreement, in connection with an Underwritten Registration, and (i) make such representations and warranties to the selling Holders and the Underwriter(s), in form, substance and scope as they may reasonably request and as are customarily made by issuers to Underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement; (ii) obtain opinions of counsel to the Company and updates thereof in customary form and covering matters reasonably requested by the Underwriter(s) of the type customarily covered in legal opinions to Underwriters in connection with primary underwritten offerings addressed to each selling Holder and the Underwriter requesting the same and covering the matters as may be


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reasonably requested by such Holders and Underwriters; (iii) obtain, to the extent permitted by Statement on Auditing Standards No. 72 or any successor Statement thereto, "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling Holders of Transfer Restricted Securities and the Underwriters requesting the same, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to Underwriters in connection with primary underwritten offerings; (iv) set forth in full or incorporate by reference in the underwriting agreement the indemnification provisions and procedures of Section 7 hereof with respect to all parties to be indemnified pursuant to said Section; and (v) deliver such documents and certificates as may be reasonably requested by the Holders of the Transfer Restricted Securities being sold or the Underwriter(s) of such Underwritten Offering to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement entered into by the Company pursuant to this clause (m). The above shall be done at or prior to each closing under such underwriting agreement, as and to the extent required thereunder;

          (n) make available at reasonable times and in a reasonable manner for inspection by one representative of the selling Holders of the Transfer Restricted Securities, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney or accountant retained by such representative or any of the Underwriters, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, Underwriter, attorney or accountant in connection with such Shelf Registration Statement prior to its effectiveness, PROVIDED, HOWEVER, that such representatives, attorneys or accountants shall agree to keep confidential (which agreement shall be confirmed in writing in advance to the Company if the Company shall so request) all information, records or documents made available to such persons which are not otherwise available to the general public unless disclosure of such records, information or documents is required by court or administrative order (of which the Company shall have been given prior notice and an opportunity to defend) after the exhaustion of all appeals therefrom, and to use such information obtained pursuant to this provision only in connection with the transaction for which such information was obtained, and not for any other purpose;

          (o) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act, for the twelve-month period (i) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to Underwriters in a firm commitment or best efforts Underwritten Offering or (ii) if not sold to Underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement;

          (p) cause the Indenture to be qualified under the TIA, and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its reasonable best efforts to cause the Trustee to

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execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

          (q) cause all Transfer Restricted Securities covered by the Shelf Registration Statement to be quoted on the Nasdaq National Market or listed on such other securities exchange or quotation system on which the Common Stock primarily trades if requested by the Holders of a majority in aggregate principal amount and/or number of shares of such Transfer Restricted Securities or the Underwriters, if any; cause the Notes covered by the Shelf Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of such Notes or the Underwriters; and

          (r) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any Underwriter (including any "qualified independent Underwriter" that is required to be retained in accordance with the rules and regulations of the
NASD).

          Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading or necessary to cause such Shelf Registration Statement not to omit a material fact with respect to such Holder necessary in order to make the statements therein not misleading.

          Each Holder agrees by acquisition of such Transfer Restricted Securities that upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 5(d)(iv) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed and has received copies of any additional or supplemental filings with respect to the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession of the Prospectus covering such Transfer Restricted Securities current at the time of receipt of such notice. In the event Company shall give any such notice, the time period regarding the effectiveness of Shelf Registration Statement set forth in Section 3(a) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(d)(iv) hereof to and including the date when each selling Holder covered by such Shelf Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or shall have received the Advice.

SECTION 6.  REGISTRATION EXPENSES

          (a) All expenses incident to the Company's performance of or compliance with this Agreement (the "Registration Expenses") will be borne by the Company, regardless whether a Shelf Registration Statement becomes effective, including without limitation:

          (i) all registration and filing fees and expenses (including filings made with the NASD);

          (ii) expenses of compliance with federal securities or state blue sky laws;

          (iii) expenses of printing (including, without limitation, expenses of printing or engraving certificates for the Transfer Restricted Securities in a form eligible for deposit with Depository Trust Company and of printing the Prospectus and any Preliminary Prospectus), messenger and delivery services and telephone;

          (iv) reasonable fees and disbursements of counsel for the Company and for the Holders of the Transfer Restricted Securities (subject to the provisions of Section 6(b) hereof);

          (v) fees and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incidental to the preparation and filing of a Shelf Registration Statement and Prospectus and the disposition of Transfer Restricted Securities);

          (vi) fees and expenses associated with any NASD filing required to be made in connection with the Shelf Registration Statement, including, if applicable, the fees and expenses of any "qualified independent Underwriter" (and its counsel) that is required to be retained in accordance with the rules and regulations of the NASD; and

          (vii) fees and expenses of listing the Transfer Restricted Securities on any securities exchange or quotation system in accordance with
Section 5(q) hereof.

          The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company. The Holders of Transfer Restricted Securities shall bear the expense of any broker's commission or Underwriters' discount or commission.

          (b) In connection with the Shelf Registration Statement, the Company will reimburse the Holders of Transfer Restricted Securities being registered pursuant to such Shelf Registration Statement for the fees and disbursements of not more than one counsel chosen by the Holders of a majority of the principal amount of the Transfer Restricted Securities to be included in the Shelf Registration Statement, PROVIDED, HOWEVER, that in the case of an Underwritten Offering, such counsel shall be chosen by the Company and reasonably acceptable to the Holders of a majority of the Transfer Restricted Securities to be included in such Underwritten Offering.

          Notwithstanding the provisions of this Section 6(b), each Holder of Transfer Restricted Securities shall pay all Registration Expenses to the extent required by applicable law.

SECTION 7.  INDEMNIFICATION

          (a) The Company agrees to indemnify and hold harmless each selling Holder and each person that controls such selling Holder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each such person an "Indemnified Holder"), from and against any and all losses, claims, damages, judgments, liabilities and expenses (including the reasonable fees and expenses of counsel and other expenses in connection with investigating, defending or settling any such action or claim) as they are incurred which arise out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or the Prospectus or any amendment or supplement thereto or any Preliminary Prospectus or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except (i) the Company shall not be liable to any Indemnified Holder in any such case insofar as such losses, claims, damages, judgments, liabilities or expenses arise out of, or are based upon any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Indemnified Holder furnished in writing by such Indemnified Holder to the Company expressly for use therein and (ii) the Company shall not be liable to any Indemnified Holder under the indemnity agreement in this Section 7(a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage, judgment, liability or expense results solely from the fact that any Indemnified Holder sold Transfer Restricted Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented, if the Company has previously furnished sufficient copies thereof to the Indemnified Holder.

          (b) If any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any Indemnified Holder with respect to which indemnity may be sought against the Company pursuant to this Section 7, such Indemnified Holder shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Holder and payment of all fees and expenses; PROVIDED, HOWEVER, that the omission so to notify the Company shall not relieve the Company from any liability that they may have to any Indemnified Holder (except to the extent that the Company is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure).
 An Indemnified Holder shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Holder unless (i) the Company agrees in writing to pay such fees and expenses, (ii) the Company has failed promptly to assume the defense and employ counsel satisfactory to the Indemnified Holder or (iii) the named parties to any such action or proceeding (including any unpleaded parties) include both the Indemnified Holder and the Company and such Indemnified Holder shall have been advised in writing by its counsel that representation of them and the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Holder). It is understood that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders, which firm shall be designated in writing by the Holders of the majority of the aggregate principal amount of Notes and/or the number of shares of Common Stock on behalf of such Indemnified Holders, and that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action effected without the written consent of the Company, but if settled with the written consent of the Company, or if there is a final judgment with respect thereto, the Company agrees to indemnify and hold harmless each Indemnified Holder from and against any loss or liability by reason of such settlement or judgment. The Company shall not, without the prior written consent of each Indemnified Holder affected thereby, effect any settlement of any pending or threatened proceeding in which such Indemnified Holder has sought indemnity hereunder, unless such settlement includes an unconditional release of such Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding.

          (c) Each Indemnified Holder agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Shelf Registration Statement and any person controlling the Company within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act (collectively, the "Company Indemnified Parties") to the same extent as the foregoing indemnity from the Company to any Indemnified Holder, but only with respect to information relating to such Indemnified Holder furnished to the Company in writing by such Indemnified Holder, expressly for use in the Shelf Registration Statement, Prospectus (or any amendment or supplement thereto), or any Preliminary Prospectus. In case any action shall be brought against any Company Indemnified Party based on the Shelf Registration Statement, Prospectus (or any amendment or supplement thereto), or any Preliminary Prospectus and in respect of which indemnification may be sought against each Indemnified Holder pursuant to this Section 7(c), each Indemnified Holder shall have the rights and duties given to the Company by Section 7(a) (except that if the Company shall have assumed the defense thereof, each Indemnified Holder may, but shall not be required to, employ separate counsel therein and participate in the defense thereof and the fees and expenses of such counsel shall be at the expense of the Indemnified Holder) and the Company Indemnified Parties shall have the rights and duties given to the Indemnified Holders by Section 7(b).

          (d) If the indemnification provided for in this Section 7 is unavailable to any party entitled to indemnification pursuant to Section 7(a) or 7(c), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, judgments, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, judgments, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party or parties on the one hand and such indemnified party or parties on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or parties on the one hand or such indemnified party or parties on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Indemnified Holders' respective obligations to contribute pursuant to this Section 7(e) are several in proportion to the respective number of Transfer Restricted Securities they have sold pursuant to a Registration Statement, and not joint.

          (e) The Company and each Indemnified Holder agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the contribution provisions of Section 7(d), an Indemnified Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the Transfer Restricted Securities sold by such Indemnified Holder and distributed to the public were offered to the public exceeds the amount of any damages which such Indemnified Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

          (f) The Company shall also indemnify each Underwriter participating in the distribution (as described in such Shelf Registration Statement), their officers and directors and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders.

          (g)  The indemnity and contribution agreements contained in this
Section 7 are in addition to any liability that any indemnifying party may otherwise have to any indemnified party.

SECTION 8.  RULE 144A

          The Company hereby agrees with each Holder, for so long as any of the Notes or shares of Common Stock that are Transfer Restricted Securities remain outstanding or, if earlier, two years from the Closing Date, and during any such period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available to the Initial Purchasers or any beneficial owner of the Notes or shares of such Common Stock in connection with any sale thereof and any prospective purchaser of such Notes or Common Stock from such Initial Purchaser or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

SECTION 9.  PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

          No Holder may participate in any Underwritten Offering hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements and (c) furnishes the Company in writing information in accordance with Section 3(f) and agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Shelf Registration Statement and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the extent contemplated by Section 7(c).

SECTION 10.  SELECTION OF UNDERWRITERS

          The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering in accordance with Section 3(d). In any such Underwritten Offering, the Underwriter(s) that will administer the offering will be selected by the Holders of the Transfer Restricted Securities included in such offering in the manner specified in Section 3(d); PROVIDED, HOWEVER, that such Underwriter(s) shall be reasonably satisfactory to the Company.

SECTION 11.  MISCELLANEOUS

          (a) REMEDIES. Each Holder of Transfer Restricted Securities, in addition to being entitled to exercise all rights provided herein, and as provided in the Purchase Agreement and granted by law, including recovery of damages, will be entitled to specific performance of such Holder's rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (b) NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the

Holders of Transfer Restricted Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any other agreements.

          (c) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof except by a written instrument executed by the Company and the Holders of a majority in aggregate principal amount of the Notes constituting Transfer Restricted Securities affected by such amendment, modification, supplement, waiver or departure (provided that, if any such Transfer Restricted Securities are shares of Common Stock issued upon conversion of Notes, consents by Holders of such shares shall be calculated as if such conversions had not taken place). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of Transfer Restricted Securities whose securities are being sold pursuant to such Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders of Transfer Restricted Securities shall be valid only with the written consent of Holders of at least 66-2/3% of the Transfer Restricted Securities being sold, in each case calculated in accordance with the provisions of Section 3(c).

          (d) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

               (i) if to a Holder of Transfer Restricted Securities, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar; and

               (ii) if to the Company or an Initial Purchaser, initially at its address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in the Indenture.

          (e) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; PROVIDED, HOWEVER, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder of Transfer Restricted Securities unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder; and provided further that nothing herein shall be deemed to permit any assignment, transfer or any disposition of Transfer Restricted Securities in violation of the terms of the Purchase Agreement. If any transferee of any Holder shall acquire Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement and by taking and holding such Transfer Restricted Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

          (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTACTS MADE AND TO BE PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAW.

          (i) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (j) ENTIRE AGREEMENT. This Agreement together with the Purchase Agreement, the Indenture and the Notes, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings other than those set forth or referred to herein or therein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                        GETTY IMAGES, INC.


                                        By: [ILLEGIBLE]
                                           ---------------------------
                                        Name:
                                        Title:


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

BT ALEX. BROWN INCORPORATED,
 as Initial Purchaser


By:
   -----------------------------
Name:
Title:

BANCAMERICA ROBERTSON STEPHENS,
 as Initial Purchaser


By:
   -----------------------------
Name:
Title:

DONALDSON, LUFKIN & JENRETTE SECURITIES
CORPORATION,
 as Initial Purchaser


By:
   -----------------------------
Name:
Title:

HAMBRECHT & QUIST LLC,
 as Initial Purchaser


By:
   ----------------------------
Name:
Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                        GETTY IMAGES, INC.


                                        By:
                                           ------------------------
                                        Name:
                                        Title:


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

BT ALEX. BROWN INCORPORATED,
 as Initial Purchaser


By:
   ----------------------------
Name:
Title:

BANCAMERICA ROBERTSON STEPHENS,
 as Initial Purchaser


By:
   ----------------------------
Name:
Title:

DONALDSON, LUFKIN & JENRETTE SECURITIES
CORPORATION,
 as Initial Purchaser


By:
   ----------------------------
Name:
Title:

HAMBRECHT & QUIST LLC,
 as Initial Purchaser


By:
   ----------------------------
Name:
Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                        GETTY IMAGES, INC.


                                        By:
                                           --------------------------
                                        Name:
                                        Title:


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

BT ALEX. BROWN INCORPORATED,
 as Initial Purchaser


By:
   -----------------------------
Name:
Title:

BANCAMERICA ROBERTSON STEPHENS,
 as Initial Purchaser


By:
   ------------------------------
Name:
Title:

DONALDSON, LUFKIN & JENRETTE SECURITIES
CORPORATION,
 as Initial Purchaser


By:
   ------------------------------
Name:
Title:

HAMBRECHT & QUIST LLC,
 as Initial Purchaser


By:
   ------------------------------
Name:
Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                        GETTY IMAGES, INC.


                                         By:
                                            --------------------------
                                         Name:
                                         Title:


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

BT ALEX. BROWN INCORPORATED,
 as Initial Purchaser


By:
   -----------------------------
Name:
Title:

BANCAMERICA ROBERTSON STEPHENS,
 as Initial Purchaser


By:
   -----------------------------
Name:
Title:

DONALDSON, LUFKIN & JENRETTE SECURITIES
CORPORATION,
 as Initial Purchaser


By:
   -----------------------------
Name:
Title:

HAMBRECHT & QUIST LLC,
 as Initial Purchaser


By:
   ----------------------------
Name:
Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                        GETTY IMAGES, INC.


                                        By:
                                           ---------------------------
                                        Name:
                                        Title:


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

BT ALEX. BROWN INCORPORATED,
 as Initial Purchaser


By:
   -------------------------------
Name:
Title:

BANCAMERICA ROBERTSON STEPHENS,
 as Initial Purchaser


By:
   -------------------------------
Name:
Title:

DONALDSON, LUFKIN & JENRETTE SECURITIES
CORPORATION,
 as Initial Purchaser


By:
   -----------------------------------
Name:
Title:

HAMBRECHT & QUIST LLC,
 as Initial Purchaser


By:
   -----------------------------------
Name:
Title: